UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K
                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported): October 20, 2003


                       SGC Holdings, Inc.
                  ----------------------------
       (Exact name of Registrant as specified in charter)


       Nevada             333-100137            86-1047317
    -----------         ---------------        -------------
  (State of Other         (Commission          (IRS Employer
    Jurisdiction         File Number)       Identification No.)
 of Incorporation)


   15911 East Sunburst Drive
      Fountain Hills, AZ                     85268
  ----------------------------            -------------
(Address of Principal Executive            (Zip Code)
           Offices)


Registrant's telephone number, including area code: (480) 837-6029



 (Former Name or Former Address, if Changed Since Last Report)







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Item 5.  Other Events and Regulation FD Disclosure

     On October 20, 2003, the SGC Holdings, Inc., (the "Company") held a meeting of the board of directors of the Company and authorized the formation of a wholly-owned subsidiary to be named "St. George Clipper One, Inc" (the "Subsidiary"). The Subsidiary was incorporated under the laws of the State of Nevada on October 27, 2003. Christos E. Loukas is President, Secretary, Treasurer and sole Director of the Subsidiary.

     The purpose of the Subsidiary is to serve as the vehicle to fund and open the first restaurant for the Company.

     The board of directors has further authorized the officers of the Company to conduct a private placement to raise capital to finance the establishment of the Company's first restaurant.



















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                           Signatures

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Signature               Title                  Date
     ---------              -------                ------

/s/ Christos E. Loukas      President and CEO      November 6, 2003
-----------------------
 Christos E. Loukas
























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